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                                                                      EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the form 10-KSB of Health Discovery Corporation formerly Direct Wireless Communications Inc. for the Year ended December 31, 2004, I, Stephen D. Barnhill, M.D., Chief Executive Officer of Health Discovery Corporation, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that;

such Form 10-KSB for the year ended, December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

the information contained in such Form 10-KSB for the year ended, fairly presents, in all material respects, the financial condition and results of operation of Health Discovery Corporation.

/s/ Stephen D. Barnhill, M.D.
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Stephen D. Barnhill, M.D.
Chief Executive Officer